UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

June 11, 2008

US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)
Delaware	54-1194634
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

US Airways, Inc.
(Commission file number: 1-8442)
(Exact Name of Registrant as specified in its charter)
Delaware	53-0218143
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

:    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

:    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

:    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

:    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The stockholders of US Airways Group, Inc. (the "Company") approved the US Airways Group, Inc. 2008 Equity Incentive Plan (the "2008 Plan") at the Company's 2008 Annual Meeting of Stockholders (the "Annual Meeting") held on June 11, 2008.  The 2008 Plan authorizes the grant of awards under the Plan for the issuance of up to a maximum of 6,700,000 shares of the Company's common stock.

From time to time, the Company's Compensation and Human Resources Committee (the "Compensation Committee") will grant awards under the Plan.  Awards may be in the form of performance grants, bonus awards, performance shares, restricted stock awards, vested shares, restricted stock units, vested units, incentive stock options, nonstatutory stock options, and stock appreciation rights.  Awards may be made to any present or future employee, service provider, and non-employee director.

The amounts of awards granted will vary.  Each award will be set forth in a written agreement between the Company and the recipient of the award.

The 2008 Plan was approved by the Company's board of directors on April 10, 2008, subject to the approval of the stockholders.  A copy of the 2008 Plan was filed as Exhibit A to the Company's Proxy Statement for the Annual Meeting filed with the SEC on April 29, 2008 and is incorporated herein by reference.

Item 8.01 Other Events.

On June 11, 2008, the Company announced results of the Annual Meeting. At the close of business on April 14, 2008, the record date for the Annual Meeting, there were 92,085,126 shares of common stock of the Company outstanding and eligible to be voted. At the Annual Meeting, holders of 82,238,637 shares of common stock were represented in person or by proxy. Set forth below is the preliminary tabulation of the votes on the proposals presented at the Annual Meeting:

1.         Election of Directors. The two directors elected at the Annual Meeting were:

Director Nominee	For	Withheld
W. Douglas Parker	74,084,289	8,154,348
Bruce R. Lakefield	73,989,399	8,249,238

2.         Ratification of the Appointment of KPMG LLP.  The appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2008 was ratified as follows:

For	Against	Abstain
81,662,560	395,734	180,342

3.         Approval of the US Airways Group, Inc. 2008 Equity Incentive Plan.  The US Airways Group, Inc. 2008 Equity Incentive Plan was approved as follows:

For	Against	Abstain
61,840,128	10,539,306	191,795

4.         Stockholder Proposals.  Each stockholder proposal was not approved as follows:

Proposal	For	Against	Abstain
Proposal concerning disclosure of political contributions	1,755,962	54,670,416	16,144,850
Proposal relating to preparation of corporate sustainability report	11,645,861	41,513,271	19,412,096

The final results will be reported in the Company's quarterly report on Form 10-Q for the period ending June 30, 2008.  A copy of the Company's press release regarding the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(c)   Exhibits

Exhibit Number	Description
99.1	Press release dated June 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
US Airways Group, Inc. (REGISTRANT)
Date: June 11, 2008	By: /s/ Janet Dhillon Janet Dhillon Senior Vice President and General Counsel
US Airways, Inc. (REGISTRANT)
Date: June 11, 2008	By: /s/ Janet Dhillon Janet Dhillon Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 11, 2008.